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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): NOVEMBER 18, 2005

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

MICHIGAN                            0-20206                  38-2381442
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)            Identification No.)

47827 Halyard Drive, Plymouth, MI                            48170-2461
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 OTHER EVENTS

         On November 18, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that, pursuant to its previously announced stock purchase program, it has repurchased 343,400 shares of its common stock through an open market block transaction in accordance with Rule 10b-18. The shares were acquired at a price of $6.90 per share, for a total cost of approximately $2.4 million.

         On September 12, 2005, the Company's Board of Directors authorized a $5.0 million common stock repurchase program, under which approximately $2.3 million remains as of November 18, 2005. Pursuant to the authorization, the Company may purchase shares from time to time in the open market or through privately negotiated transactions during the remainder of fiscal year 2006.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

C.       Exhibits.

         Exhibit No.       Description

         99.1 Press Release dated November 18, 2005 announcing the Company's repurchase of 343,300 shares of its common stock through an open market block transaction.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERCEPTRON, INC.
                                             (Registrant)

Date: November 18, 2005                      /s/ John J. Garber
                                             -----------------------------------
                                             By: John J. Garber
                                             Title: Vice President


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                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

99.1                       Press Release dated November 18, 2005 announcing the
                           Company's repurchase of 343,300 shares of its common stock through an open market block transaction.